                                                                    Exhibit 10.3

                                                     Date of Grant: May 13, 1999

                                      Number of Shares Subject to Option: 1.0101

                              UNION DRILLING, INC.

                         STOCK OPTION PLAN AND AGREEMENT

     This Agreement, dated May 13, 1999 is made between Union Drilling, Inc.,
(the "Company") and Christopher Strong (the "Employee"), an employee of the
Company.

I. Stock Option

     1. Grant of Incentive Stock Option. In compliance with the provisions of
Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, the Company hereby grants to the Employee, subject to the terms and conditions herein set forth, an option ("Option") to purchase 1.0101 shares of the Company's common stock, par value $0.01 per share ("Stock"), at the purchase price of $330,000 per share, such Option to be exercisable and exercised as hereinafter provided.

     2. Specific Terms and Conditions.

     (a) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this Option, this Option may be exercised in accordance with the following:

     On or After This Date:       This Option Shall be
                              Exercisable With Respect to
                                The Following Cumulative
                                   Number of Shares:

            5/13/2000                    .2525

            5/13/2001                     .505

            5/13/2002                    .7575

            5/13/2003                     1.01

This Option also shall become fully exercisable upon the Employee's termination of employment due to his or her death or Total Disability. This Option may be exercised, to

the extent exercisable by its terms, from time to time in whole or in part at any time prior to the expiration thereof. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which this
Option is being exercised. Notation of any partial exercise or installment exercise shall be made by the Company on Schedule B hereto.

     (b) Notification of Disqualifying Disposition. The Employee hereby agrees to notify the Company in writing in the event shares acquired pursuant to the exercise of this Option are transferred, other than by will or by the laws of descent and distribution, within two years after the date indicated above or within one year after the issuance of such shares pursuant to such exercise.

II. General Terms and Conditions

     1. Payment of Purchase Price Upon Exercise. At the time of any exercise of an Option, the purchase of the shares as to which any such Option shall be exercised shall be paid in full to the Company in cash or in Stock already owned by the Employee, or a combination of cash and Stock, or in such other consideration acceptable to the Board of Directors of the Company (including, to the extent permitted by applicable law, the relinquishment of a portion of the
Option) as the Board deems appropriate, having a total fair market value equal to the purchase price.

     2. Expiration Date. The Option granted pursuant to this Agreement shall expire ten years from the date indicated above.

     3. Issuance of Certificates. The Employee shall be issued a certificate for any shares as to which an Option shall be exercised. Such shares shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the
Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provision shall not be effective if and to the extent that the shares of Stock delivered under the
Option are covered by an effective and current registration statement under the
Securities Act of 1933 ("1933 Act"), or if, and so long as, the Board determines that application of such provisions is no longer required or desirable. In making such determination, the Board may rely upon an opinion of counsel for the
Company. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed, or (ii) the completion of any registration or qualification of such shares under

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any federal or state law, or any ruling or regulation of any governmental body, which the Board shall, in its sole discretion, determine to be necessary or advisable.

     4. Exercise in the Event of Death, Retirement, Total Disability, or
Termination of Employment. If the Employee's employment with the Company terminates due to his or her death, retirement or Total Disability or his discharge by the Company without Cause, then any vested Option granted pursuant to this Agreement may be exercised by the Employee (or, in the event of the
Employee's death, the Employee's representative) within three months (twelve months in the event of termination due to death or for Total Disability) after the date of the Employee's termination of employment, or at such later date, and subject to such terms and conditions, as the Board may specify, but not later than the expiration dates specified in Section II.2. All determinations as to whether an Employee's termination is without Cause shall be made by the Company, in its sole discretion.

     Upon the Employee's involuntary termination of employment by the Company for cause or the resignation of the Employee, all Options granted pursuant to this Agreement, whether vested or not, automatically shall expire as of the date of such termination, or at such later date, and subject to such terms and conditions, as the Board may specify, but not later than the expiration dates specified in Section II.2. All determinations as to whether the Employee's termination is voluntary shall be made by the Company, in its sole discretion.

     5. Nontransferability. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Employee, any Option shall be exercisable only by the Employee. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any shares issuable or amount payable under an Option would be made subject to the debts or liabilities of the Employee, then the Board may terminate such person's interest in any such shares or payment and direct that the same be held and applied to or for the benefit of the Employee, or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Employee (or, in the event of his or her death, those of his or her representative) in such manner as the Board may deem proper.

     6. Registration. Unless at the time of exercise there is a valid and effective registration statement under the 1933 Act and appropriate qualification and registration under applicable state securities laws relating to the Stock being acquired pursuant to an Option, the Employee shall upon exercise of the Option give a representation that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. In the absence of such registration statement, the Employee shall be required to execute a

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written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Stock acquired pursuant to the Option until he or she requests and receives an opinion of the Company's counsel to the effect that (i) such proposed sale or transfer will not result in a violation of the 1933 Act, or (ii) a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or (iii) he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

     7. Adjustments. In the event of any change in the outstanding Stock of the
Company by reason of any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar events, the number and kind of shares subject to any Option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to the Employee hereunder. Any adjustments so made shall be final and binding upon the Employee.

     8. No Rights as Stockholder. The Employee shall have no rights as a stockholder with respect to any shares of Stock subject to any Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

     9. No Right to Continued Employment. This Agreement shall not confer upon the Employee any right with respect to continuance of employment by the Company nor shall it interfere in any way with the right of the Company to terminate his or her employment at any time.

     10. Compliance With Law and Regulations. This Agreement and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Board shall determine that (i) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Stock is necessary or desirable as a condition of or in connection with the issuance or purchase of shares of Stock hereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board. Moreover, an Option may not be exercised if its exercise or the receipt of shares of Stock pursuant thereto would be contrary to applicable law.

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     11. Tax Withholding Requirements. The Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Stock.

IV. Miscellaneous

     1. Notices. Any notice hereunder to the Company shall be addressed to it at its office, South Pittsburgh Technology Park, 3117 Washington Pike, Bridgeville,
Pennsylvania 15017, Attention: Chairman of the Board, and any notice hereunder to the Employee shall be addressed to the Employee at his or her address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address.

     2. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Union Drilling, Inc. has caused this Agreement to be executed by a duly authorized officer and the Employee has executed this
Agreement both as of the day and year first above written.

                                        UNION DRILLING, INC.

                                        By: /s/ THOMAS H. O'NEILL, JR.
                                            ------------------------------------
                                            Thomas H. O'Neill, Jr., Chairman and
                                            Chief Executive Officer

/s/ CHRISTOPHER STRONG         (L.S.)
-------------------------------
Christopher Strong

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                                   SCHEDULE A

                              UNION DRILLING, INC.

                     NOTATIONS AS TO PARTIAL OR INSTALLMENT

                            EXERCISE OF STOCK OPTION

           Number of   Balance of
 Date of    Shares      Shares on   Authorized   Notation
Exercise   Purchased     Option      Signature     Date
--------   ---------   ----------   ----------   --------

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